July 22, 2009

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

Supplement to Prospectus dated March 1, 2009

     The Board of Directors of General New York Municipal Bond Fund, Inc. (the “Fund”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Fund and Dreyfus New York AMT-Free Municipal Bond Fund (the “Acquiring Fund”). The Agreement provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of Class A shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

     It is currently contemplated that holders of Fund shares as of August 31, 2009 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about November 19, 2009. If the Agreement is approved, the Reorganization will become effective on or about January 21, 2010.

     In anticipation of the Reorganization, effective on or about August 25, 2009 (the “Sales Discontinuance Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be opened by wrap accounts that established the Fund as an investment option prior to the Sales Discontinuance Date. Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.